SECOND AMENDMENT TO
1999 LOAN AND SECURITY AGREEMENT                       Fleet Retail Finance Inc.
                                                            ADMINISTRATIVE AGENT
                                                            AND COLLATERAL AGENT

                                                                 August 22, 2000

          THIS SECOND AMENDMENT is made in consideration of the mutual covenants contained herein and benefits to be derived herefrom to the August 30, 1999 agreement styled "1999 Loan and Security Agreement" (as amended to date, the "Loan Agreement") between

               BankBoston Retail Finance Inc. (now known as Fleet Retail Finance Inc.), a Delaware corporation with its principal executive offices at 40 Broad Street, Boston, Massachusetts, as Administrative Agent and as Collateral Agent for the ratable benefit of (i) a syndicate of lenders (defined therein as the "Revolving Credit Lenders") and (ii) Back Bay Capital Funding LLC (defined therein as the "Term Lender") a Delaware limited liability company,

                  and

                          The Revolving Credit Lenders

                  and

                           The Term Lender

                  On the one hand

                  and

               J. Baker, Inc., a Massachusetts corporation with its principal executive offices at 555 Turnpike Street, Canton, Massachusetts 02021 as agent for the following:

               Morse Shoe, Inc. ( a Delaware corporation with its principal executive offices at 555 Turnpike Street, Canton, Massachusetts 02021);

               JBI, Inc. ( a Massachusetts corporation with its principal executive offices at 555 Turnpike Street, Canton, Massachusetts 02021);

               JBI Apparel, Inc.( a Massachusetts corporation with its principal executive offices at 555 Turnpike Street, Canton, Massachusetts 02021);

               The Casual  Male,  Inc. ( a  Massachusetts  corporation  with its
          principal   executive   offices  at  437  Turnpike   Street,   Canton,
          Massachusetts 02021);

               WGS Corp. ( a Massachusetts corporation with its principal executive offices at 555 Turnpike Street, Canton, Massachusetts 02021); and

               TCMB&T, Inc.( a Massachusetts corporation with its principal executive offices at 437 Turnpike Street, Canton, Massachusetts 02021);

         on the other,

                                   WITNESSETH:

          1.   AMENDMENT OF LOAN AGREEMENT:

          Subject to the satisfaction of the Conditions to Effectiveness of Amendment set forth in (2), below, the Loan Agreement is amended as follows:

          Article 1 of the Loan Agreement is amended so that the following Definition, included therein, reads as follows:

"        "Revolving Credit Loan Ceiling":   $160 Million.

         Section 2-9 of the Loan Agreement is amended to read as follows:

          The obligation to repay loans and advances under the Revolving Credit, with interest as provided herein, shall be evidenced by Notes (each, a "Revolving Credit Note") in the form of EXHIBIT , annexed hereto, executed by the Borrowers, one payable to each Revolving Credit Lender. Each of the Borrower's shall be bound by, and obligated on account of any increase in the amount of any Revolving Credit Lender's Revolving Credit Dollar Commitment notwithstanding that such increase may not be reflected on the Revolving Credit Note held by that Revolving Credit Lender. Neither the original nor a copy of any Revolving Credit Note shall be required, however, to establish or prove any Liability. Upon the Borrowers' Representative's being provided with an affidavit, from the Administrative Agent to the effect that any Revolving Credit Note has been lost, mutilated, or destroyed, the Borrowers shall execute a replacement thereof and deliver such replacement to the Administrative Agent.

          Schedule 1 of the Loan Agreement is amended to read as Schedule 1 annexed hereto.

          2.   CONDITIONS TO EFFECTIVENESS OF AMENDMENT:

          The effectiveness of this Amendment is conditioned on the satisfaction of each of the following:

          (a) Payment of the Second Amendment Fee described in the Second Amendment Fee Letter of or about even date.

          (c) The delivery to the Administrative Agent of Certificates executed respectively by the Chief Executive Officer and the Chief Financial Officer of J. Baker, Inc. stating that at the delivery of such Certificates, no Suspension Event has occurred which is then continuing and that neither the execution nor the effectiveness of this Second Amendment is prohibited by or constitutes a breach of any agreement to which the Borrowers' Representative or any Borrower is a party or by which any is bound.

          (d) The delivery of an opinion of counsel to the Borrowers which confirms the due execution, binding effect, and enforceability of this Second Amendment and absence of conflict of this Second Amendment with any agreement to which the Borrowers' Representative or any Borrower is a party or by which any is bound (which opinion may be subject to the same qualifications as had been included in such counsel's opinion rendered in connection with the execution of the Loan Agreement).

          3.   RATIFICATION OF LOAN DOCUMENTS. NO CLAIMS AGAINST ANY LENDER:

          (a) Except as provided herein, all terms and conditions of the Loan Agreement and of the other Loan Documents remain in full force and effect. The Borrowers' Representative and each Borrower hereby ratifies, confirms, and re-affirms all and singular the terms and conditions, including execution and delivery, of the Loan Documents.

          (b) There is no basis nor set of facts on which any amount (or any portion thereof) owed by any Borrower under the Loan Agreement could be reduced, offset, waived, or forgiven, by rescission or otherwise; nor is there any claim, counterclaim, off set, or defense (or other right, remedy, or basis having a similar effect) available to any Borrower with regard to thereto; nor is there any basis on which the terms and conditions of any of the Liabilities could be claimed to be other than as stated on the written instruments which evidence such Liabilities. To the extent that any Borrower or any such guarantor has (or ever had) any such claims against the Agent or any Lender, each hereby affirmatively WAIVES and RELEASES the same.

          4.   MISCELLANEOUS:

          (a) Terms used in the Second Amendment which are defined in the Loan Agreement are used as so defined.

          (b) This Second Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

          (c) This Second Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

          (d) Any determination that any provision of this Second Amendment or any application hereof is invalid, illegal, or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provisions of this Second Amendment.

          (e) The Borrower shall pay on demand all reasonable costs and expenses of the Agents, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution, and delivery of this Second Amendment.

          (f) This Second Amendment shall be construed, governed, and enforced pursuant to the laws of The Commonwealth of Massachusetts and shall take effect as sealed instrument.

          Except as amended hereby all terms and conditions of the Loan Agreement, as previously amended to date, shall remain in full force and effect.

                              THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT:
                                                      FLEET  RETAIL FINANCE INC.


                          By:               /s/ Sally A. Sheehan
                          Name:             Sally A. Sheehan
                          Title:            Director

                                                   THE REVOLVING CREDIT LENDERS:
                                                      FLEET  RETAIL FINANCE INC.

                          By:               /s/ Sally A. Sheehan
                          Name:             Sally A. Sheehan
                          Title:            Director

                                                  DEBIS FINANCIAL SERVICES, INC.

                          By:               /s/ Christopher J. Esposito
                          Name:             Christopher J. Esposito
                          Title:            Managing Director



                                                          HELLER FINANCIAL, INC.

                          By:               /s/ Thomas W. Bukowski
                          Name:             Thomas W. Bukowski
                          Title:            Senior Vice President


                                                      ORIX BUSINESS CREDIT, INC.

                          By:               /s/ Michael J. Cox
                          Name:             Michael J. Cox
                          Title:            Senior Vice President

                                                    FOOTHILL CAPITAL CORPORATION

                          By:               /s/  Todd R. Nakamoto
                          Name:             Todd R. Nakamoto
                          Title:            Vice President

                                          NATIONAL CITY COMMERCIAL FINANCE, INC.


                          By:               /s/ Gregory A. Godec
                          Name:             Gregory A. Godec
                          Title:            Senior Vice President


                                                                    AMSOUTH BANK

                          By:               /s/ Barry S. Renow
                          Name:             Barry S. Renow
                          Title:            Attorney in Fact

                                                         LASALLE BUSINESS CREDIT


                          By:               /s/ Corey L. Sclar
                          Name:             Corey L. Sclar
                          Title:            Vice President

                                                              THE PROVIDENT BANK


                          By:               /s/ Peter B. York
                          Name:             Peter B. York
                          Title:            Vice President

                                                      FINOVA CAPITAL CORPORATION


                          By:               /s/ Gerard C. Wordell
                          Name:             Gerard C. Wordell
                          Title:            Authorized Signer


                                             IBJ WHITEHALL BUSINESS CREDIT CORP.


                          By:               /s/ John N. Favale
                          Name:             John N. Favale
                          Title:            Assistant Vice President

                                                                  SOVEREIGN BANK


                          By:               /s/ Patrick J. Norton
                          Name:             Patrick J. Norton
                          Title:            Vice President

                                                                THE TERM LENDER:
                                                            BACK BAY CAPITAL LLC

                          By:               /s/ Michael L. Pizette
                          Name:             Michael L. Pizette
                          Title:            Managing Director


                                                       BORROWERS' REPRESENTATIVE
                                                        J. BAKER, INC., as Agent

                          By:               /s/ Alan I. Weinstein
                          Name:             Alan I. Weinstein
                          Title:            President and CEO